Control No: K813835
Date Filed: 02/11/2011 03:13 PM
Brian P. Kemp
Secretary of State

STATE OF GEORGIA
2011 Corporation Annual Registration

OFFICE OF SECRETARY OF STATE
Annual Registration Filings
P.O. Box 23038
Columbus, Georgia 31902-3038

Brian P. Kemp
Secretary of State

Chauncey Newsome
Director

Information on record as of: 2/11/2011

Entity Control No. K813835 **Amount Due: $50.00** **Amount Due *AFTER* April 1, 2011: $75.00**

INGEN TECHNOLOGIES, INC.
35193 AVENUE A
SUITE C
YUCAIPA, CA 92399

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $50. If amount is more than $50, the total reflects amount(s) due from previous year(s) and any applicable late fee(s). **Renew by April 1, 2011.** Your Annual Registration must be postmarked by April 1, 2011. If your registration and payment are not postmarked by April 1, 2011, you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at www.georgiacorporations.org. The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. **We cannot accept cash for payment.**

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to "Secretary of State". **All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing.** Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify "county of registered office." If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers' addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be guilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit www.georgiacorporations.org. Or, call 404-656-2817. **PLEASE PRINT LEGIBLY.**

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
INGEN TECHNOLOGIES, INC.	35193 AVENUE A SUITE C	YUCAIPA	CA	92399
CEO: SCOTT R. SAND	35193 AVENUE ΠAΠ. SUITE C	YUCAIPA	GA	92399
CFO: THOMAS J. NEAVITT	35193 AVENUE ΠAΠ. SUITE C	YUCAIPA	GA	92399
SEC: THOMAS J. NEAVITT	35193 AVENUE ΠAΠ. SUITE C	YUCAIPA	GA	92399
AGT: C T CORPORATION SYSTEM	1201 PEACHTREE STREET, N.E.	ATLANTA	GA	30361
IF ABOVE INFORMATION HAS CHANGES, TYPE OR PRINT CORRECTIONS BELOW:				
CORPORATION ADDRESS:				
CEO: Thomas J. Neavitt	35193 AVENUE ΠAΠ. SUITE C	YUCAIPA	CA	92399
CFO:				
SEC: Gary Tilden	35193 Avenue A	Yucaipa	CA	92399
AGT:			GA	
I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	*P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT'S ADDRESS*	COUNTY OF REGISTERED OFFICE: FULTON	COUNTY CHANGE OR CORRECTION:	
AUTHORIZED SIGNATURE: Scott Sand	DATE: 2/11/2011		**Total Due:**	
TITLE: Filer	EMAIL: scottsand@ingen-tech.com		**$50.00**	

BR201 2011 Corporation Annual Registration

117 K813835%7 0050009 INGENTECHNOLOGIESINC4 201104018 0050009